Exhibit 23.1

Consent of Independent Auditors



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                          INDEPENDENT AUDITORS' CONSENT




                     We consent to the use in this Registration Statement of Chestatee Bancshares, Inc, on Form SB-2 of our report, dated January 12, 2001, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.

                                                    /s/ MAULDIN & JENKINS, LLC






Atlanta, Georgia
December 7, 2001